As filed with the Securities and Exchange Commission on August 31, 2010
Registration No. 333-165799

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM S-3 POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1934

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee		61-0502302
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee 37072 (615) 855-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Susan S. Lanigan, Esq. Executive Vice President & General Counsel 100 Mission Ridge Goodlettsville, Tennessee 37072 (615) 855-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000	Gary M. Brown, Esq. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC Baker Donelson Center Suite 800 211 Commerce Street Nashville, Tennessee 37201 (615) 726-5763

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [  ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  [  ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: [X]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: [X]

Indicate by check mark whether the registration is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [X]	Smaller reporting company [ ]
CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
10.625% Senior Notes due 2015	(1)	(1)	(1)	(1)
11.875%/12.625% Senior Subordinated Toggle Notes due 2017	(1)	(1)	(1)	(1)
Guarantees of 10.625% Senior Notes due 2015(2)	(1)(3)	(1)(3)	(1)(3)	(1)(3)
Guarantees of 11.875%/12.625% Senior Subordinated Toggle Notes due 2017(2)	(1)(3)	(1)(3)	(1)(3)	(1)(3)

(1)

An indeterminate amount of securities are being registered hereby to be offered solely for market-making purposes by specified affiliates of the registrants. Pursuant to Rule 457(q) under the Securities Act, no filing fee is required.

(2)	See inside facing page for registrant guarantors (collectively, the “Registrant Guarantors”).
(3)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

EXPLANTORY NOTE:

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of the Registrant and the Registrant Guarantors is being filed pursuant to Instruction IV.B. solely for the purpose of adding Retail Property Investments, LLC, a majority-owned subsidiary of the Registrant, as an additional registrant whose securities are eligible to be sold hereunder. The Table of Additional Registrants set forth below contains information regarding Retail Property Investments, LLC and reflects the name change of an existing Registrant Guarantor from DG Strategic III, LLC to Dolgen Midwest, LLC. All other information contained in the Registration Statement on Form S-3 of the Registrant and the Registrant Guarantors, including the related prospectus dated March 31, 2010, shall continue to constitute a part of the Registration Statement following the filing and effectiveness of this Post-Effective Amendment No. 1.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter (or Other Organizational Document)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices
DC Financial, LLC	Tennessee	N/A	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Logistics, LLC	Tennessee	62-1805098	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Promotions, Inc.	Tennessee	62-1792083	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Retail, LLC	Tennessee	36-4577242	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic I, LLC	Tennessee	26-4507991	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic II, LLC	Tennessee	26-4508076	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen Midwest, LLC	Tennessee	26-4508134	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic IV, LLC	Tennessee	27-2199414	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic V, LLC	Tennessee	27-2199279	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VI, LLC	Tennessee	27-2199673	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VII, LLC	Tennessee	27-2199597	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
DG Strategic VIII, LLC	Tennessee	27-2199514	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000

DG Transportation, Inc.	Tennessee	37-1517488	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen I, Inc.	Tennessee	26-4508189	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen II, Inc.	Tennessee	26-4508236	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgen III, Inc.	Tennessee	26-4508282	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp of New York, Inc.	Kentucky	62-1829863	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp of Texas, Inc.	Kentucky	61-1193136	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dolgencorp, LLC	Kentucky	61-0852764	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Dollar General Partners	Kentucky	61-1193137	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Retail Risk Solutions, LLC	Tennessee	26-1644044	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
South Boston FF&E, LLC	Delaware	26-0411224	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
South Boston Holdings, Inc.	Delaware	20-5220571	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Sun-Dollar, L.P.	California	95-4629930	100 Mission Ridge, Goodlettsville, TN 37072 (615) 855-4000
Retail Property Investments, LLC	Delaware	27-3334742	100 Mission Ridge Goodlettsville, TN 37072 (615) 855-4000

Susan S. Lanigan, Esq.
Executive Vice President & General Counsel
100 Mission Ridge
Goodlettsville, Tennessee 37072
(615) 855-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service of each co-registrant)

With copies to:

Joseph H. Kaufman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000	Gary M. Brown, Esq. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC Baker Donelson Center Suite 800 211 Commerce Street Nashville, Tennessee 37201 (615) 726-5763

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 15.

Indemnification of Directors and Officers.

Retail Property Investments, LLC is a limited liability company organized under the laws of Delaware. Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

The operating agreement of Retail Property Investments, LLC provides that such entity shall indemnify the member and those authorized agents of Retail Property Investments, LLC identified in writing by the member as entitled to be indemnified under the section for all costs, losses, liabilities and damages paid or accrued by the member or any such agent in connection with the business of Retail Property Investments, LLC to the fullest extent provided or allowed by the Delaware Limited Liability Company Act and the other laws of the State of Delaware. In addition, Retail Property Investments, LLC may advance costs of defense of any proceeding to the member or such agent upon receipt by Retail Property Investments, LLC of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by Retail Property Investments, LLC.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of Retail Property Investments, LLC pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 16.

Exhibits.

See the Exhibit Index included herewith immediately following the signature pages hereto, which Exhibit Index is incorporated herein by reference.

Item 17.

Undertakings.

A.  The undersigned registrants hereby undertake:

1.  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)   To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

 provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

2.  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offer.

4.  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)   Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

5.  That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)   Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

 (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

B.  The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrants’ annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of that registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLLAR GENERAL CORPORATION

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Director; Chairman & Chief Executive Officer (Principal Executive Officer)
Richard W. Dreiling

	*	Executive Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Raj Agrawal

	*	Director
Warren F. Bryant

	*	Director
Michael M. Calbert

	*	Director
Adrian Jones

	*	Director
William C. Rhodes, III

	*	Director
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DC FINANCIAL, LLC By: Dollar General Corporation, its Managing Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

*	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Managing Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Managing Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Managing Member of Registrant
Raj Agrawal

*	Director of Dollar General Corporation, Managing Member of Registrant
Warren F. Bryant

*	Director of Dollar General Corporation, Managing Member of Registrant
Michael M. Calbert

*	Director of Dollar General Corporation, Managing Member of Registrant
Adrian Jones

*	Director of Dollar General Corporation, Managing Member of Registrant
William C. Rhodes, III

* Director of Dollar General Corporation, Managing Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG LOGISTICS, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer & Chief Manager of Registrant (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President & Chief Financial Officer of Registrant and Director of DG Transportation, Inc., Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director of DG Transportation, Inc., Sole Member of Registrant
Susan S. Lanigan

	*	Director of DG Transportation, Inc., Sole Member of Registrant
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG PROMOTIONS, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President & Chief Financial Officer; Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG RETAIL, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer of Registrant (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President & Chief Financial Officer of Registrant; Director of DG Promotions, Inc., Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director of DG Promotions, Inc., Sole Member of Registrant
Susan S. Lanigan

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG TRANSPORTATION, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer & Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGENCORP OF NEW YORK, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer & Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGENCORP OF TEXAS, INC.

By:	/s/ William C. Bass
William C. Bass Chief Executive Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	/s/ William C. Bass	Chief Executive Officer (Principal Executive Officer)
William C. Bass

	/s/ John W. Feray	Senior Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)
John W. Feray

	*	Director
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGENCORP, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer& Manager (Principal Financial & Accounting Officer)
David M. Tehle

	*	Manager
Susan S. Lanigan

	/s/ James W. Thorpe	Manager
James W. Thorpe

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLLAR GENERAL PARTNERS By: Dollar General Corporation and DG Promotions, Inc., its General Partners

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

*	Chairman, Chief Executive Officer & Director of Dollar General Corporation, one of the General Partners of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Chief Executive Officer of DG Promotions, Inc., one of the General Partners of Registrant (Principal Executive Officer)
Todd J. Vasos

*

Executive Vice President & Chief Financial Officer of
Dollar General Corporation and Executive Vice President, Chief
Financial Officer & Director of DG Promotions, Inc., the
General Partners of Registrant
(Principal Financial & Accounting Officer)

David M. Tehle

*	Director of DG Promotions, Inc., one of the General Partners of Registrant
Susan S. Lanigan

*	Director of Dollar General Corporation, one of the General Partners of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, one of the General Partners of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, one of the General Partners of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, one of the General Partners of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, one of the General Partners of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, one of the General Partners of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

RETAIL RISK SOLUTIONS, LLC

By:	*
David M. Tehle Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

*	President (Principal Executive Officer)
Todd J. Vasos

*	Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Richard W. Dreiling

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

*		Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

*		Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

SOUTH BOSTON FF&E, LLC

By:	*
David M. Tehle Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	President (Principal Executive Officer)
Todd J. Vasos

*

Vice President, Chief Financial Officer & Manager of Registrant and Director of South Boston Holdings, Inc., the General Partner of Sun-Dollar, L.P., the Sole Member of Registrant
(Principal Financial & Accounting Officer)

David M. Tehle

	*	Manager of Registrant and Director of South Boston Holdings, Inc., the General Partner of Sun-Dollar, L.P., the Sole Member of Registrant
Anita C. Elliott

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

SOUTH BOSTON HOLDINGS, INC.

By:	*
David M. Tehle Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	President (Principal Executive Officer)
Todd J. Vasos

	*	Vice President & Chief Financial Officer; Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Anita C. Elliott

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

SUN-DOLLAR, L.P. By: South Boston Holdings, Inc., its General Partner

By:	*
David M. Tehle Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	President of South Boston Holdings, Inc., the General Partner of Registrant (Principal Executive Officer)
Todd J. Vasos

	*	Vice President, Chief Financial Officer& Director of South Boston Holdings, Inc., the General Partner of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director of South Boston Holdings, Inc., the General Partner of Registrant
Anita C. Elliott

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGEN I, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer & Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGEN II, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer& Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGEN III, INC.

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

	Signature	Title

	*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

	*	Executive Vice President, Chief Financial Officer & Director (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director
Susan S. Lanigan

	*	Director
Robert D. Ravener

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC I, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

*	Chief Executive Officer (Principal Executive Officer)
Todd J. Vasos

*	Executive Vice President & Chief Financial Officer (Principal Financial & Accounting Officer)
David M. Tehle

/s/ Richard W. Dreiling	Director of Dollar General Corporation, Sole Member of Registrant
Richard W. Dreiling

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

*		Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

*		Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC II, LLC By: Dollar General Corporation, its Sole Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

	*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DOLGEN MIDWEST, LLC By: Dollar General Corporation, its Sole Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC IV, LLC By: Dollar General Corporation, its Sole Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC V, LLC By: Dollar General Corporation, its Sole Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC VI, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC VII, LLC By: Dollar General Corporation, its Sole Member

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

DG STRATEGIC VIII, LLC

By:	*
David M. Tehle Executive Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Richard W. Dreiling	Chairman, Chief Executive Officer & Director of Dollar General Corporation, Sole Member of Registrant (Principal Executive Officer)
Richard W. Dreiling

*	Executive Vice President & Chief Financial Officer of Dollar General Corporation, Sole Member of Registrant (Principal Financial & Accounting Officer)
David M. Tehle

*	Director of Dollar General Corporation, Sole Member of Registrant
Raj Agrawal

	*	Director of Dollar General Corporation, Sole Member of Registrant
Warren F. Bryant

	*	Director of Dollar General Corporation, Sole Member of Registrant
Michael M. Calbert

	*	Director of Dollar General Corporation, Sole Member of Registrant
Adrian Jones

	*	Director of Dollar General Corporation, Sole Member of Registrant
William C. Rhodes, III

	*	Director of Dollar General Corporation, Sole Member of Registrant
David B. Rickard

* By:	/s/ David M. Tehle
David M. Tehle Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Goodlettsville, State of Tennessee, on August 31, 2010.

RETAIL PROPERTY INVESTMENTS, LLC

By:	/s/ David M. Tehle
David M. Tehle Vice President & Chief Financial Officer

POWERS OF ATTORNEY

We, the undersigned directors, officers, members or managers of the registrant, do hereby constitute and appoint David M. Tehle and Susan S. Lanigan, or either of them, our true and lawful attorneys and agents, to do any and all things in our name and on our behalf in our capacities as directors, officers, members or managers and to execute any and all instruments for us and in our names in such capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the SEC, in connection with this registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities of director, officer, member or manager, any and all amendments (including post-effective amendments) hereto, and we do hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on August 31, 2010.

Signature	Title

/s/ Todd J. Vasos	President (Principal Executive Officer)
Todd J. Vasos

/s/ David M. Tehle	Vice President, Chief Financial Officer & Manager (Principal Financial & Accounting Officer)
David M. Tehle

/s/ Anita C. Elliott	Manager
Anita C. Elliott

EXHIBIT INDEX

Exhibit No.	Description

2

Agreement and Plan of Merger, dated as of March 11, 2007, by and among Buck Holdings, L.P., Buck Acquisition Corp., and Dollar General Corporation (incorporated by reference to Exhibit 2.1 to Dollar General Corporation’s Current Report on Form 8-K dated March 11, 2007, filed with the SEC on March 12, 2007 (file number 001-11421))

4.1

Sections 7 and 8 of Dollar General Corporation’s Amended and Restated Charter (incorporated by reference to Exhibit 3.1 to Dollar General’s Current Report on Form 8-K dated November 18, 2009, filed with the SEC on November 18, 2009 (file number 001-11421))

4.2

Indenture, dated as of June 21, 2000, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.1 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on August 1, 2000 (file number 333-42704))

4.3

First Supplemental Indenture, dated as of July 28, 2000, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.4 to Dollar General Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, filed with the SEC on March 19, 2003 (file number 001-11421))

4.4

Second Supplemental Indenture, dated as of June 18, 2001, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.5 to Dollar General Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, filed with the SEC on March 19, 2003 (file number 001-11421))

4.5

Third Supplemental Indenture, dated as of June 20, 2002, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.6 to Dollar General Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, filed with the SEC on March 19, 2003 (file number 001-11421))

4.6

Fourth Supplemental Indenture, dated as of December 11, 2002, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.7 to Dollar General Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2003, filed with the SEC on March 19, 2003 (file number 001-11421))

4.7	Fifth Supplemental Indenture, dated as of May 23, 2003, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National

Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.1 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended August 1, 2003, filed with the SEC on August 29, 2003 (file number 001-11421))

4.8

Sixth Supplemental Indenture, dated as of July 15, 2003, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.2 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended August 1, 2003, filed with the SEC on August 29, 2003 (file number 001-11421))

4.9

Seventh Supplemental Indenture, dated as of May 23, 2005, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.1 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended July 29, 2005, filed with the SEC on August 25, 2005 (file number 001-11421))

4.10

Eighth Supplemental Indenture, dated as of July 27, 2005, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee (incorporated by reference to Exhibit 4.2 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended July 29, 2005, filed with the SEC on August 25, 2005 (file number 001-11421))

4.11

Ninth Supplemental Indenture, dated as of August 30, 2006, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.2 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended November 3, 2006, filed with the SEC on December 12, 2006 (file number 001-11421))

4.12

Tenth Supplemental Indenture, dated as of July 6, 2007, by and among Dollar General Corporation, the guarantors named therein, as guarantors, and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (incorporated by reference to Exhibit 4.1 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.13

Senior Indenture, dated July 6, 2007, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.8 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.14	Form of 10.625% Senior Notes due 2015 (included in Exhibit 4.13)

4.15

First Supplemental Indenture to the Senior Indenture, dated as of September 25, 2007, between DC Financial, LLC, the Guaranteeing Subsidiary, and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.14 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.16

Second Supplemental Indenture to the Senior Indenture, dated as of December 31, 2007, between Retail Risk Solutions, LLC, the Guaranteeing Subsidiary, and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.32 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.17

Third Supplemental Indenture to the Senior Indenture, dated as of March 23, 2009, between the Guaranteeing Subsidiaries referenced therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.17 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.18**	Fourth Supplemental Indenture to the Senior Indenture, dated as of March 25, 2010, between the Guaranteeing Subsidiaries referenced therein and U.S. Bank National Association, as trustee

4.19

Instrument of Resignation, Appointment and Acceptance, effective as of February 25, 2009, by and among Dollar General Corporation, Wells Fargo Bank, National Association, and U.S. Bank National Association (incorporated by reference to Exhibit 99 to Dollar General Corporation’s Current Report on Form 8-K dated February 25, 2009, filed with the SEC on February 25, 2009 (file number 001-11421))

4.20

Senior Subordinated Indenture, dated July 6, 2007, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.9 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.21	Form of 11.875%/12.625% Senior Subordinated Toggle Notes due 2017 (included in Exhibit 4.20)

4.22

First Supplemental Indenture to the Senior Subordinated Indenture, dated as of September 25, 2007, between DC Financial, LLC, the Guaranteeing Subsidiary, and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.16 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.23

Second Supplemental Indenture to the Senior Subordinated Indenture, dated as of December 31, 2007, between Retail Risk Solutions, LLC, the Guaranteeing Subsidiary, and U.S. Bank National Association (the successor trustee), as trustee (incorporated by reference to Exhibit 4.33 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.24

Third Supplemental Indenture to the Senior Subordinated Indenture, dated as of March 23, 2009, between the Guaranteeing Subsidiaries referenced therein and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.23 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.25**	Fourth Supplemental Indenture to the Senior Subordinated Indenture, dated as of March 25, 2010, between the Guaranteeing Subsidiaries referenced therein and U.S. Bank National Association, as trustee

4.26

Registration Rights Agreement, dated July 6, 2007, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and the initial purchasers named therein (incorporated by reference to Exhibit 4.10 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.27

Registration Rights Agreement, dated July 6, 2007, among Buck Holdings, L.P., Buck Holdings, LLC, Dollar General Corporation and Shareholders named therein (incorporated by reference to Exhibit 4.18 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.28

Credit Agreement, dated as of July 6, 2007, among Dollar General Corporation, as Borrower, Citicorp North America, Inc., as Administrative Agent, and the other lending institutions from time to time party thereto (incorporated by reference to Exhibit 4.2 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.29

Guarantee to the Credit Agreement, dated as of July 6, 2007, among certain domestic subsidiaries of Dollar General Corporation, as Guarantors and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.3 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.30

Supplement No.1, dated as of September 11, 2007, to the Guarantee to the Credit Agreement, between DC Financial, LLC, as New Guarantor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.23 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.31

Supplement No. 2, dated as of December 31, 2007, to the Guarantee to the Credit Agreement, between Retail Risk Solutions, LLC, as New Guarantor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.34 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.32 4.33**

Supplement No. 3, dated as of March 23, 2009, to the Guarantee to the Credit Agreement, between the New Guarantors referenced therein and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.30 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

Supplement No. 4, dated as of March 25, 2010, to the Guarantee to the Credit Agreement between the New Guarantors referenced therein and Citicorp North America, Inc., as Collateral Agent

4.34

Security Agreement, dated as of July 6, 2007, among Dollar General Corporation and certain domestic subsidiaries of Dollar General Corporation, as Grantors, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.4 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.35

Supplement No.1, dated as of September 11, 2007, to the Security Agreement, between DC Financial, LLC, as New Grantor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.25 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.36

Supplement No. 2, dated as of December 31, 2007, to the Security Agreement, between Retail Risk Solutions, LLC, as New Grantor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.35 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.37

Supplement No. 3, dated as of March 23, 2009, to the Security Agreement, between the New Grantors referenced therein and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.34 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.38**	Supplement No. 4, dated as of March 25, 2010, to the Security Agreement, between the New Grantors referenced therein and Citicorp North America, Inc., as Collateral Agent

4.39

Pledge Agreement, dated as of July 6, 2007, among Dollar General Corporation and certain domestic subsidiaries of Dollar General Corporation, as Pledgors, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.5 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.40

Supplement No.1, dated as of September 11, 2007, to the Pledge Agreement, between DC Financial, LLC, as Additional Pledgor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.27 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.41 4.42

Supplement No. 2, dated as of December 31, 2007, to the Pledge Agreement, between Retail Risk Solutions, LLC, as Additional Pledgor, and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.36 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

Supplement No. 3, dated as of March 23, 2009, to the Pledge Agreement, between the Additional Pledgors referenced therein and Citicorp North America, Inc., as Collateral Agent (incorporated by reference to Exhibit 4.38 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.43**	Supplement No. 4, dated as of March 25, 2010, to the Pledge Agreement, between the Additional Pledgors referenced therein and Citicorp North America, Inc., as Collateral Agent

4.44

ABL Credit Agreement, dated as of July 6, 2007, among Dollar General Corporation, as Parent Borrower, certain domestic subsidiaries of Dollar General Corporation, as Subsidiary Borrowers, The CIT Group/Business Credit Inc., as ABL Administrative Agent, and the other lending institutions from time to time party thereto (incorporated by reference to Exhibit 4.6 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.45

Appointment of Successor Agent and Amendment No. 1 to the ABL Credit Agreement entered into as of July 31, 2009, by and among The CIT Group/Business Credit, Inc., Wells Fargo Retail Finance, LLC, Dollar General Corporation and the Subsidiary Borrowers and the Lenders signatory thereto (incorporated by reference to Exhibit 99 to Dollar General Corporation’s Current Report on Form 8-K dated July 31, 2009, filed with the SEC on August 4, 2009 (file no. 001-11421))

4.46

Guarantee, dated as of September 11, 2007, to the ABL Credit Agreement, between DC Financial, LLC and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.29 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.47

Supplement No. 1, dated as of December 31, 2007, to the Guarantee to the ABL Credit Agreement, between Retail Risk Solutions, LLC, as New Guarantor, and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.37 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.48

Supplement No. 2, dated as of March 23, 2009, to the Guarantee to the ABL Credit Agreement, between the New Guarantors referenced therein and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.42 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.49** 4.50

Supplement No. 3, dated as of March 30, 2010, to the Guarantee to the ABL Credit Agreement, between the New Guarantors referenced therein and Wells Fargo Retail Finance, LLC, as ABL Collateral Agent

ABL Security Agreement, dated as of July 6, 2007, among Dollar General Corporation, as Parent Borrower, certain domestic subsidiaries of Dollar General Corporation, as Subsidiary Borrowers, collectively the Grantors, and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.7 to Dollar General Corporation’s Current Report on Form 8-K dated July 6, 2007, filed with the SEC on July 12, 2007 (file number 001-11421))

4.51

Supplement No.1, dated as of September 11, 2007, to the ABL Security Agreement, between DC Financial, LLC, as New Grantor, and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.31 to Dollar General Corporation’s Registration Statement on Form S-4 filed with the SEC on December 21, 2007 (file number 333-148320))

4.52

Supplement No. 2, dated as of December 31, 2007, to the ABL Security Agreement, between Retail Risk Solutions, LLC, as New Grantor, and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.38 to Dollar General Corporation’s Amendment No.1 to Registration Statement on Form S-4 filed with the SEC on January 25, 2008 (file number 333-148320))

4.53

Supplement No. 3, dated as of March 23, 2009, to the ABL Security Agreement, between the New Grantors referenced therein and The CIT Group/Business Credit Inc., as ABL Collateral Agent (incorporated by reference to Exhibit 4.46 to Dollar General’s Registration Statement on  Form S-1 dated March 30, 2009, filed with the SEC on March 30, 2009 (file number 333-158281))

4.54**	Supplement No. 4, dated as of March 30, 2010, to the ABL Security Agreement, between the New Grantors referenced therein and Wells Fargo Retail Finance, LLC, as ABL Collateral Agent

4.55*	Fifth Supplemental Indenture to the Senior Indenture, dated as of August 30, 2010, among Retail Property Investments, LLC and U.S. Bank National Association, as successor trustee

4.56*	Fifth Supplemental Indenture to the Senior Subordinated Indenture, dated as of August 30, 2010, among Retail Property Investments, LLC and U.S. Bank National Association, as successor trustee

4.57*	Supplement No. 5 to the Guarantee to the Credit Agreement, dated as of August 30, 2010, Retail Property Investments, LLC and Citicorp North America, Inc., as Collateral Agent

4.58*	Supplement No. 5 to the Security Agreement, dated as of August 30, 2010, between Retail Property Investments, LLC and Citicorp North America, Inc., as Collateral Agent

4.59*	Supplement No. 5 to the Pledge Agreement, dated as of August 30, 2010, between Retail Property Investments, LLC and Citicorp North America, Inc., as Collateral Agent

4.60* 4.61*

Supplement No. 4 to the Guarantee to the ABL Credit Agreement, dated as of August 30, 2010, between Retail Property Investments, LLC and Wells Fargo Retail Finance, LLC, as Collateral Agent

Supplement No. 5 to the Security Agreement to the ABL Credit Agreement, dated as of August 30, 2010, between Retail Property Investments, LLC and Wells Fargo Retail Finance, LLC, as Collateral Agent

5.1*	Opinion of Simpson Thacher & Bartlett LLP

5.2**	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.

12**	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

15*	Letter re Unaudited Interim Financial Information

23.1*	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

23.2**	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.2)

23.3*	Consent of Ernst & Young LLP

24.1***	Powers of Attorney

25.1**	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939 of U.S. Bank National Association with respect to the Senior Indenture

25.2**	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939 of U.S. Bank National Association with respect to the Senior Subordinated Indenture

*

Filed herewith

**

Previously filed

***

Previously filed except to the extent included on signature pages hereto